Litigation	12 Months Ended
Dec. 31, 2021
Litigation
Litigation

29. Litigation

From time to time, the Group may become involved in litigation relating to claims arising from the ordinary course of business. The Group believes that there are currently no claims or actions pending against the Group, the ultimate disposition of which could have a material adverse effect on the Group’s results of operations, financial position or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. When an unfavorable outcome occurs, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs, and potentially in future periods.

On May 17, 2019, Luye Pharma Hong Kong Ltd. (“Luye”) issued a notice to the Group purporting to terminate a distribution agreement that granted the Group exclusive commercial rights to Seroquel in the PRC for failure to meet a pre-specified target. The Group disagrees with this assertion and believes that Luye have no basis for termination. As a result, the Group commenced legal proceedings in 2019 in order to seek damages. On October 21, 2021 (and further updated in December 2021), the Group was awarded an amount of RMB253.2 million (equivalent to US$39.6 million) with interest of 5.5% per annum from the date of the award until payment and recovery of costs of US$2.2 million (“Award”). Luye is still pursuing further legal proceedings and no Award amounts have been received as at the issuance date of these consolidated financial statements. Hence no Award amounts have been recognized and no adjustment has been made to Seroquel-related balances as at December 31, 2021. Such Seroquel-related balances include accounts receivable, long-term prepayment, accounts payable and other payables of US$1.2 million, US$0.7 million, US$1.0 million and US$1.3 million respectively.